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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 6, 2001

                              ZIMMER HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

   Delaware                        001-16407                        13-4151777
(State or Other                 (Commission File                  (IRS Employer
Jurisdiction of                      Number)                      Identification
 Incorporation)                                                       Number)

                              345 East Main Street
                                Warsaw, IN, 46580
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (219) 267-6131

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ITEM 5. OTHER EVENTS

(A) APPOINTMENT OF NEW DIRECTORS

      In anticipation of the expected completion of the distribution on August 6, 2001 by Bristol-Myers Squibb Company of all of the outstanding shares of the registrant as a tax-free dividend to Bristol-Myers Squibb common stockholders of record on July 27, 2001, on August 6, 2001, the registrant issued the press release attached hereto as Exhibit 99.1 announcing the appointments of John L. McGoldrick, effective August 1, 2001, and Regina E. Herzlinger, Augustus A. White, III, M.D., Ph.D., and Larry C. Glasscock, effective August 6, 2001, as directors of Zimmer Holdings, Inc. Mr. McGoldrick has been appointed a Class 3 director for a term to expire at the annual meeting of stockholders to be held in 2004. Ms. Herzlinger has been appointed a Class 1 director for a term to expire at the annual meeting of stockholders to be held in 2002. Dr. White has been appointed a Class 2 director with a term to expire at the annual meeting of stockholders to be held in 2003. Mr. Glasscock has been appointed a Class 3 director for a term to expire at the annual meeting of stockholders to be held in 2004. In addition, effective August 1, 2001, Mr. Elliott has been designated Chairman of the Board and a Class 1 director with a term to expire at the annual meeting of stockholders to be held in 2002.

      John L. McGoldrick, age 60, has served Bristol-Myers Squibb, the parent of the registrant prior to the distribution, as Executive Vice President and General Counsel since 2000, President, Medical Devices Group, a division of Bristol-Myers Squibb, since 1998, and Vice Chairman of the Executive Committee, with responsibility for Global Policy, since May 9, 2001. From 2000 until May 9, 2001, Mr. McGoldrick also served Bristol-Myers Squibb as a member of the Office of the Chairman and Corporate Operating Committee. From 1998 until 2000, in addition to serving as President, Medical Devices Group, a division of Bristol-Myers Squibb, Mr. McGoldrick served Bristol-Myers Squibb as General Counsel and Senior Vice President, Corporate Staff. From 1997 until 1998, he served Bristol-Myers Squibb as General Counsel and Senior Vice President, Law and Strategic Planning, Corporate Staff. From 1995 until 1997, Mr. McGoldrick served Bristol-Myers Squibb as General Counsel and Senior Vice President, Corporate Staff.

      Regina E. Herzlinger, age 57, has been a Professor of Business Administration at Harvard Business School since 1971. Ms. Herzlinger currently serves as a director of Cardinal Health, Inc., a healthcare distributor, C. R. Bard, Inc., a healthcare products company, Deere & Company, an equipment manufacturer, Nanogen, Inc., a biotechnology company, Noven Pharmaceuticals, a pharmaceuticals company, and Schering-Plough Corporation, a pharmaceuticals company. The terms of her directorships at Cardinal Health and C.R. Bard expire during 2001.

      Augustus A. White, III, M.D., Ph.D., age 65, was a Professor of Orthopaedic Surgery at Yale Medical School, and has been a Professor of Orthopaedic Surgery at Harvard Medical School since 1978. Dr. White is also Orthopaedic Surgeon in Chief Emeritus at Beth Israel Deaconess Medical Center and Master of the Oliver Wendell Holmes Society, Harvard Medical School. He is a former director of American Shared Hospital Services, an imaging equipment leasing company. He currently serves as a director of OrthoLogic, an orthopaedics products company.

      Larry C. Glasscock, age 53, has served as President and Chief Executive Officer of Anthem Insurance Companies, Inc., a Blue Cross and Blue Shield licensee, since October 1999. Mr. Glasscock joined Anthem in April 1998 as Senior Executive Vice President and Chief Operating Officer and was named President and Chief Operating Officer in April 1999. Prior to


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joining Anthem, Mr. Glasscock served as Chief Operating Officer of Care First,
Inc., and insurance company, from January 1998 until April 1998, and as Chief Executive Officer of Group Hospitalization and Medical Services, Inc., an insurance company, from August 1993 until January 1998.

OWNERSHIP OF STOCK

      The following table sets forth information with respect to the projected beneficial ownership by Mr. McGoldrick, Ms. Herzlinger, Dr. White and Mr. Glasscock of the registrant's outstanding common stock, immediately following completion of the distribution by Bristol-Myers Squibb.

      Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock and options, warrants and convertible securities that are currently exercisable or convertible within 60 days of this current report on Form 8-K into shares of Bristol-Myers Squibb common stock are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage of ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

      The projections below are based on the number of shares of Bristol-Myers Squibb common stock beneficially owned by each director as of August 1, 2001. The share amounts in the table reflect the distribution ratio of a share of the registrant's common stock compared to ten shares of Bristol-Myers Squibb beneficially owned by the listed director. The percentage ownership of the registrant's common stock of each listed director immediately following the distribution will be approximately the same as such director's percentage ownership of Bristol-Myers Squibb's outstanding common stock immediately prior to the distribution and is calculated based on the number of shares of Bristol-Myers Squibb's common stock outstanding as of August 1, 2001. None of the listed directors beneficially owns one percent or more of Bristol-Myers Squibb's outstanding common stock.

      Except as otherwise noted in the footnotes below, the individual director or his or her family members had sole voting and investment power with respect to such securities. Upon completion of the distribution, we expect to have outstanding an aggregate of 193,760,191 shares of our common stock based upon the shares of Bristol-Myers Squibb common stock outstanding on August 1, 2001, excluding treasury stock and assuming no exercise of options.

                   DIRECTORS' OWNERSHIP AFTER THE DISTRIBUTION

  NAME AND ADDRESS OF       OUR COMMON STOCK      OUR OTHER COMMON     PERCENTAGE OF CLASS AFTER
   BENEFICIAL OWNER*     BENEFICIALLY OWNED(1)  STOCK EQUIVALENTS(2)       THE DISTRIBUTION
John L. McGoldrick               8,332                   147                       **
DIRECTOR

Regina E. Herzlinger             40(3)                    --                       **
DIRECTOR

Augustus A. White, III              --                    --                       **
DIRECTOR

Larry C. Glasscock               40(4)                    --                       **
DIRECTOR


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*     Unless otherwise indicated, the address for each individual listed is c/o
      Zimmer Holdings, Inc., 345 East Main Street, Warsaw, IN 46580.

** Represents holdings of less than one percent of the outstanding shares of our common stock.

(1) The amounts included in this column represent the shares of the registrant's common stock which will be beneficially owned by the listed individuals based on the distribution ratio of one share of common stock to be received for every ten shares of Bristol-Myers Squibb common stock beneficially owned by such individuals.

(2) Represents share units of the registrant's common stock which will be beneficially owned by the listed individuals based on the distribution ratio of one share of common stock to be received for every ten shares of Bristol-Myers Squibb common stock beneficially owned by such individuals in the Bristol-Myers Squibb Savings and Investment Program.

(3) Represents shares owned jointly by Ms. Herzlinger and her spouse with respect to which voting and investment decisions are shared.

(4) Represents shares held in a trust, the voting and investment decisions with respect to which require Mr. Glasscock's consent.

(B) NEW CREDIT FACILITY

      On July 31, 2001, Bristol-Myers Squibb and the registrant and certain subsidiaries of the registrant entered into a $600 million three year competitive advance and revolving credit facility agreement with The Chase Manhattan Bank, Bank of America, N.A. and the other lenders named therein. A copy of this credit agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The credit facility provides for borrowings, in U.S. dollars and up to an aggregate of the equivalent of $150 million in Japanese Yen and $50 million in Euro, on a revolving credit basis and provides a procedure pursuant to which lenders may be invited to bid on borrowings on an uncommitted basis. At the option of the borrower, borrowings will bear interest at either a base rate or a LIBO rate plus, in either case, an applicable spread determined by reference to the registrant's senior unsecured non-credit enhanced long-term debt rating and amounts drawn under the facility. Commitments of each lender under the facility are subject to certain fees, including a facility fee which will accrue at a rate determined by reference to the registrant's applicable debt rating. The credit agreement contains customary restrictions, covenants and events of default for an unsecured financing. In addition, the credit agreement provides for unconditional and irrevocable guarantees by the registrant and each domestic wholly-owned subsidiary of the registrant, as primary obligors, of the obligations of all borrowers under the facility.

      On August 2, 2001, Bristol-Myers Squibb borrowed $290 million, and, on August 6, 2001, borrowed an additional $22 million under this credit facility that the registrant will assume and for which the registrant will not receive any proceeds. In addition, on August 2, 2001, the registrant borrowed, directly or through one of its subsidiaries, under the credit facility an additional amount of approximately $140 million of which approximately $90 million was used to satisfy inter-company obligations due to Bristol-Myers Squibb and approximately $50 million will be retained as working capital. The registrant may borrow, directly or through one of its subsidiaries, up to an additional $48 million under the facility after the distribution date which will be used to fund costs and expenses expected to be incurred in connection with the separation. Upon the distribution, Bristol-Myers Squibb will


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be relieved of all obligations under the credit facility and the registrant will become obligated to satisfy all payments and other requirements under this credit facility. After the distribution date the registrant may incur up to $100 million of additional debt under this credit facility to fund the registrant's capital expenditure requirements and provide additional working capital.

(C) ADOPTION OF ZIMMER EMPLOYEE BENEFIT PLANS

      On July 21, 2001, the board of directors of the registrant, acting by unanimous written consent, approved and ratified the adoption of the benefit plans listed below. Certain of these plans had previously been approved by Bristol-Myers Squibb, acting as sole shareholder.

STOCK BASED PLANS

o     Zimmer Holdings, Inc. Savings and Investment Program

o     Zimmer Holdings, Inc. 2001 Stock Incentive Plan

o     Zimmer Holdings, Inc. TeamShare Stock Option Plan

o     Zimmer Holdings, Inc. Stock Plan for Non-Employee Directors

o     Zimmer Puerto Rico Savings and Investment Program

OTHER BENEFIT PLANS

o     Zimmer Holdings, Inc. Executive Performance Incentive Plan

o     Zimmer Holdings, Inc. Deferred Compensation Plan for Non-Employee
      Directors

o     Zimmer Holdings, Inc. Retirement Income Plan

o     Zimmer Puerto Rico Retirement Income Plan

o     Zimmer Holdings, Inc. Short Term Disability Plan

o     Zimmer Holdings, Inc. Long-Term Disability Income Plan

o     Zimmer Holdings, Inc. Health and Welfare Plan

o Benefits Equalization Plan of Zimmer Holdings, Inc. and Its Subsidiary or Affiliated Corporations Participating in the Zimmer Holdings, Inc. Retirement Income Plan or the Zimmer Puerto Rico Retirement Income Plan


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o     Benefits Equalization Plan of Zimmer Holdings, Inc. and Its Subsidiary or
      Affiliated Corporations Participating in the Zimmer Holdings, Inc. Savings and Investment Program

o Zimmer Holdings, Inc. Long-Term Disability Income Plan for Highly Compensated Employees

      The material provisions of the stock based plans and the plans in which the registrant's officers or directors are the primary participants are described in the Information Statement, dated July 12, 2001, which was included as exhibit 99.1 to Amendment No. 4 of the Form 10 filed by the registrant with the Securities and Exchange Commission on July 12, 2001.

      The Zimmer Holdings Inc. Stock Plan for Non-Employee Directors as adopted includes a provision under which options will become fully exercisable in the event that the board membership of a participating director is involuntarily terminated during the three-year period following a change of control of the registrant. A change of control occurs if any person becomes a 20% owner of the registrant, the shareholders approve a merger, consolidation, liquidation or sale of substantially all the assets of the registrant, or if there is a change in the majority of the board of directors within two years after the effective date of the plan. An involuntary termination occurs if a director ceases to be a member of the board for any reason other than death, disability, voluntary resignation, willful misconduct or activity deemed detrimental to the interests of the registrant.

(D) OPTION AWARDS

      The registrant has increased the awards of options to purchase shares of the registrant's common stock granted to the registrant's executive officers in connection with the registrant's separation from Bristol-Myers Squibb Company. The aggregate economic value of the awards of our stock options, which will be granted by September 5, 2001 with an exercise price equal to the fair market value on the date of grant, has been increased from $9,525,000 to $12,460,000. The awards to J. Raymond Elliott, Roy D. Crowninshield, Bruce E. Peterson, John
S. Loveman-Krelle and Paul D. Schoenle have been increased to $3,150,000, $615,000, $1,020,000, $615,000 and $360,000, respectively. As previously disclosed in the registrant's Information Statement dated July 12, 2001, filed as part of its Registration Statement on Form 10 (File No. 001-16407), the actual economic value of the options at the time of grant will be based on generally accepted valuation methodology and will vest in equal annual installments over a four-year period.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

EXHIBIT NO.       DESCRIPTION
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10.1              Three Year Competitive Advance and Revolving Credit Facility
                  among Zimmer Holdings, Inc., Zimmer, Inc., Zimmer K.K., Zimmer
                  LTD. and the lenders named therein

10.2              Zimmer Holdings, Inc. Savings and Investment Program

10.3              Zimmer Holdings, Inc. 2001 Stock Incentive Plan

10.4              Zimmer Holdings, Inc. TeamShare Stock Option Plan

10.5              Zimmer Holdings, Inc. Executive Performance Incentive Plan

10.6              Zimmer Holdings, Inc. Stock Plan for Non-Employee Directors

10.7              Zimmer Holdings, Inc. Deferred Compensation Plan for
                  Non-Employee Directors

99.1              Press Release dated August 6, 2001


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Zimmer Holdings, Inc.


                                        By: /s/ Paul D. Schoenle
                                            ------------------------------------
                                        Name:  Paul D. Schoenle
                                        Title: Vice President and Senior Counsel

Date: August 6, 2001


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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
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   10.1           Three Year Competitive Advance and Revolving Credit Facility
                  among Zimmer Holdings, Inc., Zimmer, Inc., Zimmer K.K., Zimmer
                  LTD. and the lenders named therein

   10.2           Zimmer Holdings, Inc. Savings and Investment Program

   10.3           Zimmer Holdings, Inc. 2001 Stock Incentive Plan

   10.4           Zimmer Holdings, Inc. TeamShare Stock Option Plan

   10.5           Zimmer Holdings, Inc. Executive Performance Incentive Plan

   10.6           Zimmer Holdings, Inc. Stock Plan for Non-Employee Directors

   10.7 Zimmer Holdings, Inc. Deferred Compensation Plan for Non-Employee Directors

   99.1           Press Release dated August 6, 2001


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